Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Raj-Mohinder Gurm, Chief Executive Officer and Cheif Financial Officer of Natco International Inc. (the "Company") do hereby certify in accordance with 18. U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

A)	The company's quarterly reports on Form 10-QSB for the quarterly period ended June 30,2006, which this certification accompanies, fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and
B)	The information contained in the Company's Quarterly Report on Form
10-QSB for the quarterly period ended June 30,2006, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

August 22, 2006                               /s/ Raj-Mohinder Gurm
                                            ---------------------------------
                                             Chief Executive Officer and CFO